EXHIBIT 10.73

SECOND THIRD AMENDMENT TO
SERIES D CONVERTIBLE STOCK PURCHASE AGREEMENT

NOTE:  Scrivener’s error in the title to, and references in, this document.  Document no. 373488.1 is the correct, properly entitled Second Amendment to that certain Series D Convertible Preferred Stock Purchase Agreement, which was dated as of June 13, 2007, and previously amended.  This document is the Third Amendment to such Agreement and all references to the “Second Amendment” herein shall be deemed corrected to read “Third Amendment.”

SECOND AMENDMENT TO SERIES D CONVERTIBLE STOCK PURCHASE AGREEMENT

This Second Amendment, dated as of August 29, 2008 (the “Second Amendment”), is to that certain Series D Convertible Preferred Stock Purchase Agreement, which was dated as of June 13, 2007, and amended on August 29, 2008, by and among BPO Management Services, Inc. (the “Company”), and the purchasers listed on the signature pages hereto (the “Purchasers”).  The Company and the Purchasers are, together, the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Series D Convertible Preferred Stock Purchase Agreement, dated June 13, 2007 (the “Stock Purchase Agreement”), pursuant to which the Purchasers purchased shares of the Company’s Series D Convertible Preferred Stock and warrants to purchase shares of the Company’s Series D-2 Convertible Preferred Stock and Common Stock;

WHEREAS, the Parties entered into that certain Amendment to Series D Convertible Stock Purchase Agreement , dated August 29, 2008 (the “First Amendment”), pursuant to which Section 9.15 of the Stock Purchase Agreement was amended to increase the number of shares of the Company’s common stock underlying permitted options;

WHEREAS, the Company anticipates that it will enter into a business combination transaction with Healthaxis Inc., a Pennsylvania corporation (“Healthaxis”), as a result of which the Company will become a wholly-owned subsidiary of Healthaxis and which transaction will be accounted as a reverse takeover (the “Potential Healthaxis Transaction”);

WHEREAS, one of the conditions to the closing of the Potential Healthaxis Transaction is the elimination of any and all duties or obligations of the Company under the Stock Purchase Agreement;

WHEREAS, the Company and the Purchasers and their permitted assigns whose signatures appear hereinbelow are not opposed to the closing of the Potential Healthaxis Transaction and, accordingly, desire to amend the Stock Purchase Agreement in such a manner as to eliminate any and all of the Company’s duties or obligations thereunder and to eliminate any and all rights of the other parties thereto;

WHEREAS, to effectuate such elimination, the Parties desire to delete in its entirety each and every provision of the Stock Purchase Agreement and the First Amendment such that (i) it shall be of no further force or effect, (ii) the Company shall no longer have any duties or obligations thereunder, (iii) the other parties thereto shall no longer have any rights thereunder, and (iv) thereafter, none of the Parties shall be deemed to be bound thereby; and

WHEREAS, the Company and certain of the Purchasers are parties to that certain Amended and Restated Warrant Acknowledgement dated August __, 2008 (the “Warrant Acknowledgement”), pursuant to which the parties thereto amended the “Original Warrants” referenced therein (as previously amended, the “Original Warrants”), and the Parties to this Second Amendment desire to clarify that it was their intent in the Warrant Acknowledgment to amend all of the Original Warrants.

NOW, THEREFORE, in consideration of the promises and covenants made herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

AMENDMENT

1.           Amendment.

1.1           Subject to the provisions of Section 1.2, below, each and every provision of the Stock Purchase Agreement and the First Amendment is hereby deleted in its entirety such that (i) the Stock Purchase Agreement and the First Amendment shall have no further force or effect, (ii) the Company shall no longer have any duties or obligations thereunder, (iii) the other parties thereto shall no longer have any rights thereunder, and, henceforth, none of the Parties shall be deemed to be bound thereby.

1.2           Effectiveness.  If, as of the date hereof, the undersigned Purchasers hold at least 75% of the “Preferred Shares” referenced in the Stock Purchase Agreement and hold at least a majority of the shares issuable under the currently outstanding Original Warrants, (a) the foregoing amendment shall be effective and binding upon all of the Purchasers and their respective successors and assigns independently of whether all of the Purchasers (and their permitted assigns) have executed and delivered this Second Amendment to the Company and (b) it is hereby expressly stipulated and agreed by the undersigned Purchasers that the terms of the Warrant Acknowledgement shall be deemed to apply to, and therefore amend, all of the Original Warrants, including those Original Warrants held by any Purchaser who did not execute the Warrant Acknowledgment.  Notwithstanding the foregoing, this Second Amendment shall not become effective or deemed to become effective other than upon the closing of the Potential Healthaxis Transaction, upon which closing this Second Amendment, if executed and delivered by the Parties required to amend the Stock Purchase Agreement and the Original Warrants, shall become effective.

ARTICLE 2
MISCELLANEOUS PROVISIONS

2.           Miscellaneous Provisions.

2.1           No Further Amendments.  In the event of any inconsistency between the provisions of the Stock Purchase Agreement, the Original Warrants, the Warrant Acknowledgment, and the provisions of this Second Amendment, the provisions of this Second Amendment shall prevail.

2.2           Counterparts.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument.  Facsimiles or portable document files transmitted by e-mail containing original signatures shall be deemed for all purposes to be originally signed copies of the documents which are the subject of such facsimiles or files.

2.3           Binding on Successors. This Second Amendment shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

2.4           Entire Agreement.  The Stock Purchase Agreement, as amended hereby, contains the entire understanding among the Parties and supersedes any prior written or oral agreements among them respecting the subject matter contained herein.  There are no representations, agreements, arrangements or understandings, oral or written, among the Parties relating to the subject matter hereof that are not fully expressed or otherwise referenced herein and therein.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed or have caused a duly authorized officer to execute this Second Amendment all effective as of the day and year first above written.

THE COMPANY:

BPO MANAGEMENT SERVICES, INC.,
a Delaware corporation

By:	/s/ Patrick A. Dolan
Name:	Patrick A. Dolan
Its:	Chief Executive Officer

THE PURCHASERS:

The undersigned hereby consents to the second amendment set forth herein.

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name:	Adam Benowitz
Its:	Director

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

By:	/s/ Russell Cleveland
Russell Cleveland
President

RENAISSANCE US GROWTH INVESTMENT TRUST PLC

By:	/s/ Russell Cleveland
Russell Cleveland
President

US SPECIAL OPPORTUNITIES TRUST PLC

By:	/s/ Russell Cleveland
Russell Cleveland
President

PREMIER RENN US EMERGING GROWTH FUND LTD.

By:	/s/ Russell Cleveland
Russell Cleveland
President

BRIDGEPOINTE MASTER FUND LTD.

By:
Name:
Title:

HELLER CAPITAL INVESTMENTS LLC

By:	/s/ Ronald J. Heller
Name: Ronald J. Heller
Title: Chief Executive Officer